UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 20, 2020
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 □      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       □      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, without par value	OVBC	The NASDAQ Stock Market LLC (The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company   □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07   Submission of Matters to a Vote of Security Holders.

Ohio Valley Banc Corp. (the “Company”) held its annual meeting of shareholders (the “2020 Annual Meeting”) on May 20, 2020, as a virtual meeting.  At the close of business on March 27, 2020, there were 4,787,446 common shares outstanding and entitled to vote. At the 2020 Annual Meeting, $3,527,117, or 73.67%, of the outstanding common shares entitled to vote were represented by proxy or in person. A summary of the proposals voted upon by the shareholders and the final voting results for each such matter are set forth below. The proposals are also described in detail in the Company’s Proxy Statement filed on April 9, 2020.

Proposal 1
The Company’s shareholders elected three individuals to the Board of Directors for a term expiring in 2023, as set forth below:
Name	Votes For	Votes Withheld	Broker Non-Votes
Kimberly A. Canady	2,818,934	107,002	601,181
Brent A. Saunders	2,662,742	263,194	601,181
David W. Thomas	2,840,141	85,795	601,181

Proposal 2
The Company’s shareholders approved, in a non-binding vote, the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,839,187	28,578	58,171	601,181

Proposal 3
The Company’s shareholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth below:

Votes For	Votes Against	Abstentions
3,458,683	29,243	39,191

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OHIO VALLEY BANC CORP.

        Date:  May 21, 2020                                                               By:  /s/ Thomas E. Wiseman
                                                                                                                                         Thomas E. Wiseman
                                                                         Chairman and Chief Executive Officer